                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Small Company Value Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder Small Company Value Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	25.64%	52.39%	13.89%	9.19%	11.70%
Class B	25.23%	51.29%	13.03%	8.35%	10.82%
Class C	25.23%	51.29%	13.04%	8.36%	10.84%
Russell 2000 Value Index+	23.53%	55.45%	14.08%	13.57%	14.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.
++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/04	$ 26.19	$ 25.81	$ 25.81
7/31/03	$ 20.85	$ 20.61	$ 20.61
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .02	$ -	$ -

Class A Lipper Rankings - Small-Cap Value Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	72	of	213	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Value Fund - Class A [] Russell 2000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$14,363	$13,924	$14,631	$23,666
	Average annual total return	43.63%	11.67%	7.91%	10.90%
Class B	Growth of $10,000	$14,829	$14,239	$14,832	$23,517
	Average annual total return	48.29%	12.50%	8.20%	10.82%
Class C	Growth of $10,000	$14,978	$14,298	$14,794	$23,318
	Average annual total return	49.78%	12.66%	8.15%	10.71%
Russell 2000 Value Index+	Growth of $10,000	$15,545	$14,848	$18,891	$29,611
	Average annual total return	55.45%	14.08%	13.57%	14.06%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the product's most recent month-end performance.

Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 1/3104
Scudder Small Company Value Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	25.92%	52.88%	14.22%	9.50%	12.02%
Russell 2000 Value Index+	23.53%	55.45%	14.08%	13.57%	14.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/04	$ 26.20
7/31/03	$ 20.87
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .08

Class S Lipper Rankings - Small-Cap Value Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	213	33
3-Year	59	of	165	36
5-Year	112	of	118	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Value Fund - Class S [] Russell 2000 Value Index+

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$15,288	$14,902	$15,746	$25,703
	Average annual total return	52.88%	14.22%	9.50%	12.02%
Russell 2000 Value Index+	Growth of $10,000	$15,545	$14,848	$18,891	$29,611
	Average annual total return	55.45%	14.08%	13.57%	14.06%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Janet Campagna and Robert Wang address the economy, the management team's approach and the resulting performance of Scudder Small Company Value Fund for the six-month period August 1, 2003 through January 31, 2004.

Q: How would you characterize the market environment during the period?

A: Historically low interest rates and the Federal Reserve Board's ability to deflect worry about potential increases drove strong equity market performance during the period. Optimism about economic recovery and the Federal Reserve Board's stimulative policy helped small company (small cap) and lesser-quality issues - those with perceived failings that could affect long-term earnings growth - to thrive in an environment of speculation. Small-cap stocks again outpaced their large-company counterparts. Also, value stocks solidly outperformed growth stocks.

The economy continued to improve throughout the third quarter of 2003. A temporary setback in September was brought about by: higher jobless claims (an indication of higher unemployment) and other weaker-than-expected economic data; increased US budget estimates for the rebuilding of Iraq; and New York State Attorney General Eliot Spitzer's investigation into malfeasance at the New York Stock Exchange and within various mutual fund complexes.

Leading economic indicators (those suggesting the direction of the economy) continued to improve in the fourth quarter, helping to stabilize market performance. For instance, jobless claims began to taper off and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than forecasted.

Economic momentum helped ring in the New Year with strong performance from technology and other economically sensitive stocks. The market reversed during the second half of January, however, after the Federal Reserve Board hinted that it might raise interest rates sooner than expected.

Q: How did the fund perform during the period?

A: Scudder Small Company Value Fund Class A shares (unadjusted for maximum sales charges, which would have been lower if sales charges had been included) recorded a robust total return of 25.64% for the six months ended January 31, 2004. Past performance is no guarantee of future results. The fund outpaced both the 23.53% total return of its benchmark, the Russell 2000 Value Index and the 22.01% average total return of its peers in the Small Value Funds category, as measured by Lipper Inc., for the same period.1 (This fund has several different share classes. Please see pages 3 through 6 for performance of each share class and for more complete fund performance information.)

1 The Lipper Small Value Funds category consists of funds that, by portfolio practice, invest at least 75% of their portfolio assets in companies with market capitalizations (on a 3-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the Standard & Poor's Small Cap 600 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and 3-year earnings growth figure as compared to the US diversified small-cap funds universe average.

A key component of our management strategy is to minimize the impact of sector and industry concentrations on performance. We rely instead on a highly structured and disciplined blend of fundamental analysis and quantitative theory to select stocks that we believe will be the strongest performers within their industries. That strategy proved successful during the period. The fund's strong showing was almost completely due to adept stock selection.

Q: How would you characterize the importance of stock selection to your management strategy in general?

A: Because the fund's shareholders have contracted, so to speak, for a particular risk signature - a level comparable to the benchmark Russell 2000 Value Index - we want to be certain that the only additional risk factors are stock specific. We don't make "macro bets," or investment decisions based on the outlook for the economy or the expected performance of a given industry sector.

The portfolio's maximum industry underweight or overweight (its proportionate holdings relative to the benchmark index) is +/-2%. The highest percentage that an individual stock holding can deviate from the benchmark also is approximately +/-2%. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class at all, however, selecting only from among the universe of small-company value stocks.

While the fund continues to be defined in general by the index that it tracks, the fund's performance is not constrained by it. As you can see by the performance of the fund during this period, we are able to add quite a bit of value through stock selection. Every time we rebalance the portfolio's sector allocations, every time we trade, we are attempting to optimize the portfolio's risk-adjusted return through stock selection within the industries.

Q: How would you describe your investment process?

A: Our proprietary US stock evaluation model incorporates valuation and growth investment parameters. We believe that by combining the techniques used by fundamental value investors with extensive, quantitative growth and earnings analysis, we can minimize investment-style bias and ultimately produce a pure, or objective, stock selection process that can add value in any market environment. In addition, we incorporate technical analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that objectivity and discipline, through the use of quantitative investment models, provide a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

How the fund is managed

Investment Discipline

The fund's portfolio managers blend fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity at the end of the investment-decision process and allows the team to analyze the broadest possible universe of stocks. The team's proprietary US stock evaluation model incorporates valuation and growth investment parameters and is used to select securities. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis, they can minimize investment-style bias and ultimately produce a pure stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. The performance objective for the portfolio is to outperform the Russell 2000 Value Index by taking a moderate level of risk relative to the index.

Portfolio Construction

The managers believe that consistent outperformance is derived from making many small bets while minimizing unintended risk exposure. As a result, portfolio holdings are extremely diversified, with only nominal deviations from the benchmark's industry weightings. Given the liquidity concerns associated with trading small-cap stocks, market impact assumptions are incorporated within the process to mitigate the trade-off between the anticipated pickup from trading and the costs associated with making these trades. The team also applies stock position, size and beta constraints to control residual risk.

The performance objective for the portfolio is to outperform the benchmark by taking a moderate level of risk relative to the index. We believe that consistent outperformance is derived from diversification, which can help minimize unintended risk exposure. As a result, portfolio holdings are extremely well-diversified, with only nominal deviations from the benchmark's industry weightings.

Q: Which stocks contributed most to fund performance during the period?

A: The fund's top contributors were from a variety of industries.

One name truly stands out - Kindred Healthcare, Inc., the portfolio's largest contributor. The company is one of the nation's largest health care providers, operating long-term acute care and skilled nursing facilities in 32 states. Reporting strong income and earnings, the stock more than doubled during the period.

Other top contributors included:

• Joy Global, Inc., a seller of underground and surface mining equipment and the portfolio's second-largest holding, advanced on strong earnings;

• Louisiana Pacific Corp., a maker of paper and forest products, was sold to capture gains;

• Stewart Information Services Corp., a provider of title insurance, benefited from a healthy housing market. Earnings increases led to outsized gains for the period. The stock has exhibited strong earnings and cash flow growth. It has remained a good value, in our view; and

• Nordson Corp., a manufacturer of adhesive-dispensing systems, reported excellent earnings and cash flow advances after extensive internal cost-cutting. The stock was up significantly for the period. We believe that analyst estimates of the stock's future earnings are more than sufficient to compensate for its relatively high valuation.

Q: What detracted from performance during the period?

A: Overall, technology and materials stocks were disappointing. Poorly performing names included:

• Photronics, Inc., a technology hardware equipment company, lost ground to competitors;

• Analogic Corp., a leading custom designer and manufacturer of security systems, reported weak earnings in the fourth quarter of 2003 and the first quarter of 2004. After a precipitous decline from earlier highs, the stock was sold from the portfolio as a risk control measure; and

• Wellman, Inc., a manufacturer of high-quality polyester textiles, suffered declines after reporting earnings losses for the third quarter of 2003. The company was further hurt by the rising cost of raw materials and falling consumer demand in the first quarter of 2004.

Q: How would you assess the market for small-cap stocks at the present time?

A: Small-cap valuations appear to be fair, given today's low inflation and exceptionally low interest rate environment. We believe that valuations within the portfolio are supported by the economy's recent upturn and by astute management of many of the companies the fund currently holds. In general, cost-containment efforts and productivity enhancements have resulted in better-than-expected earnings, despite moderate revenue increases.

The weak dollar also remains in effect, however, which does have a tendency to support the earnings of larger-cap stocks, especially companies with a greater proportion of their earnings coming from offshore. This may be a moderating factor in the recent superior performance of small- vs. large-cap stocks.

Q: Do you have any closing comments for shareholders?

Historically speaking, small-cap stocks have been a very good place to be when economic growth returns. During the period, we saw further evidence of economic recovery. In the meantime, the fund is focused on companies that we believe will demonstrate earnings growth over time.

We thank our shareholders for their enduring commitment to the fund. We look forward to continuing to serve you and to helping you accomplish your long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%

Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value Index
Small Companies ($ millions) Market Capitalization	988	866
Value Orientation P/E Trailing Six Months	16.3x	18.7x
Price/Sales	.8x	.8x
Price/Book Value	2.0x	1.8x

Asset allocation and stock characteristics are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (14.5% of Portfolio)
1. Energen Corp. Producer and distributor of natural gas	1.9%
2. Stewart Information Services Corp. Provider of title insurance services	1.5%
3. LandAmerica Financial Group, Inc. Provider of property insurance	1.5%
4. R&G Financial Corp. Operator of a holding company for banks	1.4%
5. Nordson Corp. Manufacturer of industrial application equipment	1.4%
6. Kindred Healthcare, Inc. Provider of long-term healthcare	1.4%
7. Toro Co. Manufacturer of consumer and commercial lawn maintenance and snow removal equipment	1.4%
8. Terex Corp. Diversified global manufacturer	1.4%
9. US Oncology, Inc. Provider of comprehensive management services under long-term agreements to oncology practices	1.4%
10. Flagstar Bancorp., Inc. Provider of banking services	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 17.8%
Auto Components 1.0%
Cooper Tire & Rubber Co.	42,300	857,421
Dura Automotive Systems, Inc. "A"*	74,200	1,094,450
Tenneco Automotive, Inc.	94,500	1,003,590
		2,955,461
Distributors 0.8%
Handleman Co.	110,300	2,416,673
Hotels Restaurants & Leisure 2.2%
Bob Evans Farms, Inc.	82,300	2,594,919
Choice Hotels International, Inc.*	84,300	3,203,400
Ryan's Family Steak Houses, Inc.*	44,600	732,778
		6,531,097
Household Durables 2.4%
Standard Pacific Corp.*	49,900	2,330,330
Toro Co.	84,500	4,022,200
WCI Communities, Inc.*	34,000	742,900
		7,095,430
Leisure Equipment & Products 1.6%
Callaway Golf Co.	189,800	3,399,318
K2, Inc.*	73,400	1,318,998
		4,718,316
Media 1.6%
AMC Entertainment, Inc.	136,600	2,103,640
Charter Communications, Inc. "A"*	553,600	2,668,352
		4,771,992
Specialty Retail 5.6%
Charming Shoppes, Inc.*	539,000	3,142,370
Haverty Furniture Companies, Inc.	52,100	1,097,747
Stage Stores, Inc.*	98,100	3,196,098
The Pep Boys - Manny, Moe & Jack*	118,400	2,609,536
United Rentals, Inc.*	148,100	3,317,440
Zales Corp.*	66,200	3,578,110
		16,941,301
Textiles, Apparel & Luxury Goods 2.6%
Brown Shoe Co., Inc.	59,600	2,204,604
Kellwood Co.	60,600	2,473,086
Phillips-Van Heusen Corp.	50,200	875,990
Russell Corp.	22,500	396,225
Steven Madden Ltd.*	26,400	490,776
Wellman, Inc.	162,800	1,291,004
		7,731,685
Consumer Staples 2.1%
Food Products
Flowers Foods, Inc.	146,450	3,536,768
J & J Snack Foods Corp.*	27,200	1,149,744
Lance, Inc.	14,400	226,656
Ralcorp Holdings, Inc.*	41,300	1,367,856
		6,281,024
Energy 4.4%
Oil & Gas
Comstock Resources, Inc.*	101,500	1,774,220
Houston Exploration Co.	20,100	726,615
Magnum Hunter Resources, Inc.*	282,500	2,469,050
Nuevo Energy Co.	126,500	3,345,925
Patina Oil & Gas Corp.	13,400	587,590
St. Mary Land & Exploration Co.	59,800	1,716,260
Tesoro Petroleum Corp.*	171,100	2,600,720
		13,220,380
Financials 28.4%
Banks 14.4%
BankAtlantic Bancorp., Inc. "A"	103,600	1,709,400
BankUnited Financial Corp. "A"*	86,900	2,399,309
Commercial Federal Corp.	78,100	2,166,494
First Federal Financial Corp.*	27,900	1,193,004
First Sentinel Bancorp., Inc.	91,000	1,934,660
Flagstar Bancorp., Inc.	154,500	3,581,310
Hancock Holding Co.	35,550	2,044,125
IBERIABANK Corp.	13,300	805,182
Irwin Financial Corp.	39,300	1,306,725
Local Financial Corp.*	131,300	2,841,332
MAF Bancorp., Inc.	49,700	2,139,585
OceanFirst Financial Corp.	7,005	170,222
Pacific Capital Bancorp.	59,900	2,182,157
PFF Bancorp., Inc.	11,200	425,040
Provident Bankshares Corp.	32,800	1,008,272
R & G Financial Corp. "B"	139,950	4,100,535
Sandy Spring Bancorp., Inc.	30,250	1,081,437
Seacoast Financial Services Corp.	24,500	846,720
Texas Regional Bancshares, Inc. "A"	59,490	2,286,796
The South Financial Group, Inc.	95,200	2,826,488
UMB Financial Corp.	25,235	1,237,777
Waypoint Financial Corp.	118,125	2,738,137
Westcorp	58,000	2,320,000
		43,344,707
Diversified Financial Services 0.8%
Saxon Capital, Inc.*	84,100	2,303,499
Insurance 3.7%
LandAmerica Financial Group, Inc.	78,100	4,261,136
Philadelphia Consolidated Holding Corp.*	33,600	1,673,616
Stewart Information Services Corp.*	92,100	4,305,675
The Midland Co.	38,100	927,735
		11,168,162
Real Estate 9.5%
Amli Residential Properties Trust (REIT)	30,100	791,630
Anthracite Capital, Inc. (REIT)	71,100	772,146
Anworth Mortgage Asset Corp. (REIT)	50,500	703,465
Colonial Properties Trust (REIT)	10,200	410,040
Commercial Net Lease Realty (REIT)	52,000	951,600
Correctional Properties Trust (REIT)	4,900	157,633
Essex Property Trust, Inc. (REIT)	14,100	876,315
Felcor Suite Hotels (REIT)	80,800	949,400
First Industrial Realty Trust, Inc. (REIT)	37,900	1,386,382
Glimcher Realty Trust (REIT)	28,100	707,839
Health Care, Inc. (REIT)	42,400	1,640,880
Heritage Property Investment Trust (REIT)	27,500	801,625
Highwoods Properties, Inc. (REIT)	56,500	1,542,450
Home Properties, Inc. (REIT)	32,200	1,289,610
Impac Mortgage Holdings, Inc. (REIT)	63,900	1,284,390
Kilroy Realty Corp. (REIT)	33,200	1,087,300
Koger Equity, Inc. (REIT)	45,900	1,061,667
Kramont Realty Trust (REIT)	22,500	418,500
Lexington Corporate Properties Trust (REIT)	41,600	877,760
Meristar Hospitality Corp. (REIT)	27,200	188,224
MFA Mortgage Investments, Inc. (REIT)	76,300	761,474
Nationwide Health Properties, Inc. (REIT)	64,900	1,414,820
Post Properties, Inc. (REIT)	44,300	1,238,185
Prentiss Properties Trust (REIT)	42,100	1,410,350
Reckson Associates Realty Corp.	23,200	592,760
Redwood Trust, Inc. (REIT)	16,900	930,007
SL Green Realty Corp. (REIT)	35,200	1,512,544
Sovran Self Storage, Inc. (REIT)	23,000	857,900
Sun Communities, Inc. (REIT)	19,600	771,456
Ventas, Inc. (REIT)	19,800	495,000
Washington Real Estate Investment Trust (REIT)	15,500	454,150
		28,337,502
Health Care 3.9%
Health Care Providers & Services 2.7%
Kindred Healthcare, Inc.*	72,600	4,064,148
US Oncology, Inc.*	303,500	3,987,990
		8,052,138
Pharmaceuticals 1.2%
Alpharma, Inc. "A"	120,900	2,625,948
Perrigo Co.	61,100	1,018,537
		3,644,485
Industrials 14.9%
Airlines 1.5%
Atlantic Coast Airlines Holdings*	208,000	1,770,080
SkyWest, Inc.	131,400	2,538,648
		4,308,728
Building Products 0.7%
Jacuzzi Brands, Inc.*	164,700	1,416,420
Levitt Corp. "A"	25,900	536,130
		1,952,550
Commercial Services & Supplies 3.8%
Casella Waste Systems, Inc.*	43,000	606,300
Consolidated Graphics, Inc.*	55,800	2,058,462
Efunds Corp.*	176,800	3,071,016
Imagistics International, Inc.*	65,800	2,626,736
John H. Harland Co.	78,100	2,194,610
SOURCECORP, Inc.*	33,700	888,669
		11,445,793
Construction & Engineering 0.7%
Quanta Services, Inc.*	258,900	2,117,802
Electrical Equipment 0.6%
Franklin Electric Co.	24,600	1,491,498
Genlyte Group, Inc.*	7,100	390,500
		1,881,998
Industrial Conglomerates 0.9%
Denbury Resources, Inc.*	147,100	2,094,704
Tredegar Corp.	44,200	692,172
		2,786,876
Machinery 5.9%
Briggs & Stratton Corp.	35,600	2,351,024
Flowserve Corp.*	154,900	2,981,825
Joy Global, Inc.	65,900	1,735,147
Nordson Corp.	112,900	4,089,238
Terex Corp.*	135,800	4,008,816
UNOVA, Inc.*	101,900	2,497,569
		17,663,619
Road & Rail 0.8%
USF Corp.	72,900	2,494,638
Information Technology 9.3%
Communications Equipment 0.5%
Arris Group, Inc.*	170,700	1,570,440
Computers & Peripherals 0.3%
Agilysys, Inc.	76,400	1,010,772
Electronic Equipment & Instruments 3.3%
Benchmark Electronics, Inc.*	62,600	2,201,016
KEMET Corp.*	182,800	2,778,560
MTS Systems Corp.	125,200	2,942,200
Zygo Corp.*	108,600	2,098,152
		10,019,928
Internet Software & Services 0.8%
EarthLink, Inc.*	83,800	788,558
InfoSpace, Inc.*	27,800	948,536
S1 Corp.*	78,700	676,820
		2,413,914
IT Consulting & Services 1.6%
American Management Systems, Inc.*	113,800	1,885,666
MPS Group, Inc.*	189,800	1,945,450
Safeguard Scientifics, Inc.	161,200	828,568
		4,659,684
Semiconductors & Semiconductor Equipment 1.3%
Microsemi Corp.*	67,200	2,046,240
Photronics, Inc.*	100,800	1,959,552
		4,005,792
Software 1.5%
JDA Software Group, Inc.*	48,700	756,798
Sybase, Inc.*	119,800	2,590,076
Systems & Computer Technology Corp.*	77,000	1,266,650
		4,613,524
Materials 9.0%
Chemicals 4.9%
Cambrex Corp.	108,700	3,014,251
Crompton Corp.	53,400	379,140
FMC Corp.*	94,600	3,234,374
Georgia Gulf Corp.	128,600	3,329,454
Hercules, Inc.*	185,200	2,259,440
OM Group, Inc.*	49,800	1,601,070
Stepan Co.	36,200	907,172
		14,724,901
Construction Materials 0.8%
AMCOL International Corp.*	122,700	2,442,957
Containers & Packaging 1.5%
Myers Industries, Inc.	87,752	1,096,900
Rock-Tenn Co. "A"	78,200	1,195,678
Silgan Holdings, Inc.*	47,700	2,040,606
		4,333,184
Metals & Mining 1.8%
Century Aluminum Co.*	108,300	2,730,243
Hecla Mining Co.*	194,800	1,461,000
Reliance Steel & Aluminum Co.	44,800	1,299,200
		5,490,443
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.5%
Cincinnati Bell, Inc.*	401,800	2,209,900
Primus Telecommunications Group, Inc.*	200,100	2,415,207
		4,625,107
Wireless Telecommunication Services 0.4%
Dobson Communications Corp. "A"*	176,800	1,257,048
Utilities 4.5%
Electric Utilities 0.4%
PNM Resources, Inc.	40,700	1,225,070
Gas Utilities 2.6%
Energen Corp.	124,000	5,332,000
New Jersey Resources Corp.	33,750	1,302,412
Northwest Natural Gas Co.	13,000	400,400
Southern Union Co.	38,300	687,868
		7,722,680
Multi-Utilities 1.5%
Avista Corp.	187,000	3,337,950
Westar Energy, Inc.	59,400	1,163,052
		4,501,002
Total Common Stocks (Cost $228,426,854)		288,782,302

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bill, 0.91%**, 4/29/2004 (c) (Cost $628,614)	630,000	628,614

	Shares	Value ($)

Cash Equivalents 3.6%
Scudder Cash Management QP Trust 1.09% (b) (Cost $10,773,327)	10,773,327	10,773,327
Total Investment Portfolio - 100.0% (Cost $239,828,795) (a)		300,184,243

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $240,295,384. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $59,888,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,324,897 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,436,038.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At January 31, 2004, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
At January 31, 2004, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Russell 2000	3/18/2004	37	10,674,835	10,746,650	71,815

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $229,055,468)	$ 289,410,916
Investment in Scudder Cash Management QP Trust (cost $10,773,327)	10,773,327
Total investments in securities, at value (cost $239,828,795)	300,184,243
Receivable for investments sold	324,181
Dividends receivable	160,938
Interest receivable	6,317
Receivable for daily variation margin on open futures contracts	13,875
Total assets	300,689,554
Liabilities
Due to custodian bank	591
Payable for Fund shares redeemed	1,984,965
Accrued management fee	198,456
Other accrued expenses and payables	120,095
Total liabilities	2,304,107
Net assets, at value	$ 298,385,447
Net Assets
Net assets consist of: Undistributed net investment income	1,026,225
Net unrealized appreciation (depreciation) on: Investments	60,355,448
Futures	71,815
Accumulated net realized gain (loss)	7,627,993
Paid-in capital	229,303,966
Net assets, at value	$ 298,385,447

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,857,370 / 223,631 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.19
Maximum offering price per share (100 / 94.25 of $26.19)	$ 27.79
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,968,393 / 115,022 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.81
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,413,685 / 54,777 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.81
Maximum offering price per share (100 / 99.00 of $25.81)	$ 26.07
Class S Net Asset Value, offering and redemption price per share ($288,145,999 / 10,996,009 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized) (a)	$ 26.20

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,342)	$ 2,682,843
Interest	1,335
Interest - Scudder Cash Management QP Trust	49,406
Total Income	2,733,584
Expenses: Management fee	1,029,759
Administrative fee	619,570
Distribution service fees	21,272
Trustees' fees and expenses	4,325
Other	779
Total expenses, before expense reductions	1,675,705
Expense reductions	(16)
Total expenses, after expense reductions	1,675,689
Net investment income (loss)	1,057,895
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	21,035,541
Futures	1,842,520
Capital gain dividend received	78,856
22,956,917
Net unrealized appreciation (depreciation) during the period on: Investments	38,941,635
Futures	(204,420)
38,737,215
Net gain (loss) on investment transactions	61,694,132
Net increase (decrease) in net assets resulting from operations	$ 62,752,027

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 1,057,895	$ 1,102,937
Net realized gain (loss) on investment transactions	22,956,917	(14,363,698)
Net unrealized appreciation (depreciation) on investment transactions during the period	38,737,215	40,082,692
Net increase (decrease) in net assets resulting from operations	62,752,027	26,821,931
Distributions to shareholders from: Net investment income:
Class A	(3,519)	-
Class S	(854,347)	(552,562)
Net realized gains: Class A	-	(488,795)
Class B	-	(198,255)
Class C	-	(53,577)
Class S	-	(24,396,693)
Fund share transactions: Proceeds from shares sold	27,795,077	43,674,655
Reinvestment of distributions	653,444	24,863,447
Cost of shares redeemed	(35,344,043)	(71,514,915)
Redemption fees	8,691	48,928
Net increase (decrease) in net assets from Fund share transactions	(6,886,831)	(2,927,885)
Increase (decrease) in net assets	55,007,330	(1,795,836)
Net assets at beginning of period	243,378,117	245,173,953
Net assets at end of period (including undistributed net investment income of $1,026,225 and $826,196, respectively)	$ 298,385,447	$ 243,378,117

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	5.30	2.28	(.09)
Total from investment operations	5.36	2.33	(.06)
Less distributions from: Net investment income	(.02)	-	(.07)
Net realized gains on investment transactions	-	(2.25)	-
Total distributions	(.02)	(2.25)	(.07)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 26.19	$ 20.85	$ 20.77
Total Return (%)[d]	25.64**	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3	3
Ratio of expenses (%)	1.44*	1.44	1.48*
Ratio of net investment income (loss) (%)	.56*	.28	.23*
Portfolio turnover rate (%)	113*	168	157
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	5.23	2.25	(.07)
Total from investment operations	5.20	2.15	(.16)
Less distributions from: Net investment income	-	-	(.03)
Net realized gains on investment transactions	-	(2.25)	-
Total distributions	-	(2.25)	(.03)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 25.81	$ 20.61	$ 20.71
Total Return (%)[d]	25.23**	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2
Ratio of expenses (%)	2.26*	2.26	2.28*
Ratio of net investment income (loss) (%)	(.26)*	(.54)	(.57)*
Portfolio turnover rate (%)	113*	168	157
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended July 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	5.23	2.25	(.08)
Total from investment operations	5.20	2.15	(.16)
Less distributions from: Net investment income	-	-	(.03)
Net realized gains on investment transactions	-	(2.25)	-
Total distributions	-	(2.25)	(.03)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 25.81	$ 20.61	$ 20.71
Total Return (%)[d]	25.23**	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.66		.43
Ratio of expenses (%)	2.26*	2.25	2.26*
Ratio of net investment income (loss) (%)	(.26)*	(.53)	(.55)*
Portfolio turnover rate (%)	113*	168	157
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.87	$ 20.79	$ 21.45	$ 16.58	$ 19.40	$ 17.65	$ 19.58
Income (loss) from investment operations:
Net investment income (loss)[d]	.09	.10	.13	.04	.02	.02	.07
Net realized and unrealized gain (loss) on investment transactions	5.32	2.28	(.71)	4.85	(2.83)	1.90	(1.71)
Total from investment operations	5.41	2.38	(.58)	4.89	(2.81)	1.92	(1.64)
Less distributions from: Net investment income	(.08)	(.05)	(.09)	(.03)	(.02)	(.05)	(.02)
Net realized gains on investment transactions	-	(2.25)	-	-	-	(.14)	(.30)
Total distributions	(.08)	(2.30)	(.09)	(.03)	(.02)	(.19)	(.32)
Redemption fees	-***	-***	.01	.01	.01	.02	.03
Net asset value, end of period	$ 26.20	$ 20.87	$ 20.79	$ 21.45	$ 16.58	$ 19.40	$ 17.65
Total Return (%)	25.92**	13.40	(2.69)	29.57[e]	(14.43)[e]	10.96e,f**	(8.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	237	240	221	161	294	237
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.21	1.25[g]	1.84[h]	1.59*	1.39
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.21	1.18[g]	1.32[h]	1.32*	1.39
Ratio of net investment income (loss) (%)	.79*	.51	.56	.21	.12	.11*	.31
Portfolio turnover rate (%)	113*	168	157	71	29	34*	23
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.
[c] For the year ended August 31.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[g] The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.
[h] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.25%, respectively.
* Annualized ** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $12,403,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2011, the expiration date, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $1,730,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $146,658,254 and $152,363,328, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.450% of average daily net assets of Class A, B, C and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$ 9,819	$ 1,909
Class B	6,714	1,186
Class C	2,390	474
Class S	600,647	112,011
	$ 619,570	$ 115,580

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organization and offering costs).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 9,591	$ 701
Class C	3,586	491
	$ 13,177	$ 1,192

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 4,134	$ 742.20%
Class B	2,814	453.22%
Class C	1,147	391.24%
	$ 8,095	$ 1,586

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the six months ended January 31, 2004 aggregated $3,411 and $20, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2004, the CDSC for Class B and C shares aggregated $4,696 and $10, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $16 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	101,478	$ 2,445,944	208,694	$ 4,159,955
Class B	46,097	1,060,632	68,374	1,362,886
Class C	27,499	651,204	14,692	283,633
Class S	1,007,590	23,637,297	1,982,274	37,868,181
		$ 27,795,077		$ 43,674,655
Shares issued to shareholders in reinvestment of distributions
Class A	132	$ 3,267	22,164	$ 393,409
Class B	-	-	10,192	179,780
Class C	-	-	3,013	53,155
Class S	26,715	650,177	1,365,471	24,237,103
		$ 653,444		$ 24,863,447
Shares redeemed
Class A	(21,401)	$ (511,983)	(220,619)	$ (4,163,240)
Class B	(42,517)	(948,816)	(42,958)	(815,211)
Class C	(4,505)	(109,005)	(6,679)	(126,667)
Class S	(1,412,924)	(33,774,239)	(3,535,752)	(66,409,797)
		$ (35,344,043)		$ (71,514,915)
Redemption fees	-	$ 8,691	-	$ 48,928
Net increase (decrease)
Class A	80,209	$ 1,937,228	10,239	$ 390,124
Class B	3,580	111,816	35,608	727,455
Class C	22,994	542,199	11,026	210,121
Class S	(378,619)	(9,478,074)	(188,007)	(4,255,585)
		$ (6,886,831)		$ (2,927,885)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	811196-724	811196-716	811196-690
Fund Number	450	650	750

For shareholders of Class S

Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	078

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------